UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2021

Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34365	41-1990662
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7800 Walton Parkway, New Albany, Ohio	43054
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.1 per share	CVGI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the virtual Annual Meeting of Stockholders of Commercial Vehicle Group, Inc. (the “Company”), held on May 26, 2021 (the “Annual Meeting”), the stockholders of the Company approved an amendment to the Company’s Amended and Restated By-Laws to add a provision to designate Delaware Chancery Court as the exclusive forum for certain legal actions. The foregoing description of the By-Laws amendment is qualified in its entirety by reference to the full text of the By-Laws amendment, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company (i) approved a proposal electing the persons listed below to serve as directors of the Company until the 2022 Annual Meeting of Stockholders; (ii) ratified a proposal appointing KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and (iii) approved, by a non-binding advisory vote, a proposal on the compensation of the Company’s named executive officers. Additionally, the stockholders of the Company approved an amendment to the Company’s By-Laws as disclosed in Item 5.03 of this Current Report on Form 8-K. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2021 (the “Proxy Statement”).

The number of shares of common stock entitled to vote at the Annual Meeting was 32,643,188 shares, representing the number of the Company’s shares outstanding as of April 15, 2021, the record date for the Annual Meeting. The following sets forth information regarding the results of the voting on each matter at the Annual Meeting:

a. The following directors were elected for terms expiring at the Company’s Annual Meeting in 2022:

Name	Votes For	Votes Withheld	Broker Non-Votes
Harold C. Bevis	23,178,218	196,903	3,210,924
Roger L. Fix	23,047,711	327,410	3,210,924
Robert C. Griffin	23,155,990	219,131	3,210,924
Wayne M. Rancourt	23,115,723	259,398	3,210,924
James R. Ray	23,153,218	221,903	3,210,924
Janice E. Stipp	22,352,083	1,023,038	3,210,924

b. The proposal regarding an amendment to the Company’s Amended and Restated By-Laws to designate Delaware Chancery Court as the exclusive forum for certain legal actions was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
22,577,234	767,793	30,094	3,210,924

c. The appointment of KPMG LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2021 was ratified:

Votes For	Votes Against	Abstain	Broker Non-Votes
26,046,031	49,990	490,024	0

d. The non-binding advisory proposal to approve the compensation of the named executive officers was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
22,833,699	306,157	235,265	3,210,924

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

3.2	Amendment to the Amended and Restated By-Laws of the Company, Article VII, Exclusive Forum.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL VEHICLE GROUP, INC.

June 1, 2021	By:	/s/ Aneezal H. Mohamed
	Name:	Aneezal H. Mohamed
	Title:	General Counsel